                                                                  Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (Nos. 333-46422, 333-60268, 333-75496, 333-82702,
333-90770 and 333-103151) and Forms S-3(Nos. 333-100063 and 333-103282) of
Virage Logic Corporation of our report dated October 25, 2002, except for
Note 11, which is as of November 26, 2002, relating to the financial statements and the financial statement schedule, which appears in this Form 10-K/A.

/s/ PricewaterhouseCoopers LLP

San Jose, California
May 21, 2003